Exhibit 10.3

AMENDMENT NO. 1
TO TERM LOAN AGREEMENT

This AMENDMENT NO. 1 to Term Loan Agreement, dated as of February 11,
2021 (this “Amendment”), is entered into among UNITED NATURAL FOODS, INC., a Delaware corporation (the “Lead Borrower”), SUPERVALU INC., a Delaware corporation (the “Co-Borrower”; and, together with the Lead Borrower, the “Borrowers”), the Guarantors party hereto (the “Guarantors”; and, together with the Borrowers, the “Loan Parties”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the initial New Lender (as defined below), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as successor administrative agent and collateral agent (in such capacity and including any successors in such capacity, the “Agent”) and Goldman Sachs Bank USA, as existing administrative agent and existing collateral agent (in such capacities, the “Existing Agent”), and amends the Term Loan Agreement, dated as of October 22, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”) entered into among the Lead Borrower, the Co-Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”) and the Existing Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Lead Borrower has requested that the Lenders amend the Credit
Agreement to effect the changes described in this Amendment;

WHEREAS, the Lead Borrower has requested that Credit Suisse Loan Funding LLC act as Lead Arranger (together with any other lead arranger of the Amendment, the “Lead Arrangers”) in connection with the Amendment;

WHEREAS, pursuant to Section 9.09 of the Credit Agreement, the Existing Agent shall resign as Administrative Agent and Collateral Agent, and the Lead Borrower and the Required Lenders consenting hereto desire to appoint Credit Suisse AG, Cayman Islands Branch to act as the successor Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Existing Agent, the Agent and the Lead Borrower will enter into a Successor Agency Agreement in form and substance reasonably acceptable to the Existing Agent, the Agent and the Lead Borrower, which shall become effective on the Amendment No. 1
Effective Date (as defined below);

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended:

(a)    to delete the references to “4.25%” and “3.25%” in clause (1) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement and replace such references with “3.50%” and “2.50%”, respectively;

(b)    to delete the reference to “prior to the twelve (12) month anniversary of the Closing Date” in Section 2.05(a)(iv) of the Credit Agreement and replace such reference with
“prior the six (6) month anniversary of the Amendment No. 1 Effective Date”; and

(c)    to effect the additional amendments to the Credit Agreement set forth on
Exhibit B hereto.

Section 2.        New Lenders and Non-Consenting Lenders

If any Lender under the Credit Agreement (each a “Non-Consenting Lender”)
declines or fails to consent to this Amendment by failing to return an executed consent
(“Consent”) in the form of Exhibit A to this Amendment to the Agent prior to 12:00 p.m., New York City time on January 29, 2021 (the “Consent Deadline”), or elects to assign a portion of its Term Loans as provided in its executed Consent, then pursuant to and in compliance with the terms of Section 3.06 of the Credit Agreement, such Lender may be replaced and its Term
Loans, commitments and/or obligations (or a portion thereof) purchased and assumed by either a new lender (a “New Lender”) or an existing Lender that is willing to increase its Term Loans. For the avoidance of doubt, each Non-Consenting Lender will be deemed to have executed an Assignment and Assumption for all of its then outstanding Term Loans.

Section 3.    Resignation and Appointment of Administrative Agent and Collateral Agent

(a) Pursuant to Section 9.09 of the Credit Agreement, (i) the Required Lenders and the Borrowers hereby accept the resignation of the Existing Agent as the Administrative Agent and Collateral Agent under the Loan Documents, (ii) the Required Lenders hereby appoint Credit Suisse AG, Cayman Islands Branch to act as the successor Administrative Agent and Collateral Agent under the Loan Documents, (iii) the Borrowers hereby consent to and accept the appointment of Credit Suisse AG, Cayman Islands Branch as the successor Administrative Agent and Collateral Agent under the Loan Documents and (iv) each of the parties hereto waives any applicable notice requirements under the Loan Documents and any inconsistency or conflict with the provisions in Section 9.09 of the Credit Agreement with respect to the actions described in the immediately preceding clauses (i), (ii) and (iii). Such resignation and appointment shall become effective upon the Amendment No. 1 Effective Date.

(b) The Required Lenders expressly agree and acknowledge that the Agent is not assuming any liability (i) under or related to the Loan Documents prior to the Effective Date (as defined in the Successor Agency Agreement) of the Successor Agency Agreement or (ii) for any claims under or related to the Loan Documents that may have arisen or accrued prior to the Effective Date of the Successor Agency Agreement. The Required Lenders hereby expressly agree and confirm that, with respect to their applicable indemnification obligations under the Loan Documents, the Existing Agent’s right to indemnification, as set forth in the Loan Documents, shall apply with respect to any and all losses, claims, costs and expenses that the Existing Agent suffers or incurs relating to actions taken or omitted by any of the parties to this Amendment on or prior to the Effective Date of the Successor Agency Agreement, or after the Effective Date of the Successor Agent Agreement in connection with the Successor Agent Agreement. The Required Lenders expressly agree that neither Goldman Sachs Bank USA, in its individual capacity and in its capacity as the Existing Agent, nor any of its Affiliates, shall bear any responsibility or liability for (i) any actions taken or omitted to be taken by the Agent or otherwise under the Successor Agency Agreement or, on and after the Effective Date of the Successor Agency Agreement, the Credit Agreement or any of the other Loan Documents or (ii) for any claims under or related to the Loan Documents (other than the Successor Agent Agreement) to the extent arising or accrued after the Effective Date of the Successor Agency Agreement.

Section 4. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”):

(a)    Executed Counterparts. The Agent shall have received this Amendment, duly executed by the Borrowers, the Guarantors, the initial New Lender and the Existing Agent;

(b)    Executed Consents. The Agent shall have received a Consent, duly executed by each Lender (including each replacement financial institution that becomes a Lender pursuant to Section 10.07(b) of the Credit Agreement, but excluding any Non- Consenting Lender) by the Consent Deadline;

(c) Officer’s Certificate. The Lead Borrower shall have provided a certificate signed by a Responsible Officer of the Lead Borrower certifying that (i) immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement and in Section 5 of this Amendment shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(d) Opinions. The Agent shall have received an opinion from (i) Jones Day, special New York counsel to the Loan Parties, and (ii) such other counsel to the Loan Parties in such relevant jurisdictions as the Agent shall reasonably request, in each case in form and substance reasonably satisfactory to the Agent;

(e)    Secretary’s Certificate. The Agent (or its counsel) shall have received such certificates, copies of Organization Documents of the Loan Parties,

resolutions or other action and incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the date hereof;

(f) Fees and Expenses Paid. The Lead Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Lead Arrangers, the Existing Agent and the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for such parties with respect thereto) and all other fees (including, without limitation, any fees pursuant to any fee letter entered into between the Lead Borrower and any Lead Arranger with respect to this Amendment) then due and payable to any Lead Arranger, the Existing Agent or the Agent in connection with this Amendment, in each case, to the extent invoiced to the Lead Borrower prior to February 10, 2021;

(g) Successor Agency Agreement. The Agent and the Existing Agent (or their respective counsel) shall have received from (i) the Existing Agent, (ii) the Agent and (iii) the Lead Borrower, a counterpart of the Successor Agency Agreement signed on behalf of such party; and

(h) USA PATRIOT Act. The Lead Borrower shall have delivered at least three (3) Business Days prior to the Amendment No. 1 Effective Date, (i) all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least five (5) Business Days prior to the Amendment No. 1 Effective Date by the Agent and the initial New Lender that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and (ii) a Beneficial Ownership Certification in respect of the Lead Borrower to the extent the Lead Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation if reasonably requested in writing by the new initial New Lender at least five (5) Business Days prior to the Amendment No. 1 Effective Date.

Section 5.    Representations and Warranties

Both immediately prior to and immediately after giving effect to this Amendment, each Loan Party hereby represents and warrants to the Agent and each Lender (including the initial New Lender) as follows:

(a) this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief
Laws and by general principles of equity;

(b) each of the representations and warranties contained in Article V of the Credit Agreement is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c)    no Default or Event of Default has occurred and is continuing.

Section 6.    Fees and Expenses; Indemnity; No Fiduciary Duty

The Lead Borrower agrees to pay, in accordance with the terms of Section 10.04 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of the Agent, the Existing Agent and the Lead Arrangers in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of external counsel for such parties with respect thereto). Sections 10.04, 10.05 and 10.23 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, and shall apply to the activities of the Lead Arrangers in connection with this Amendment, mutatis mutandis.

Section 7.    Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Loans Parties, the Lead Arrangers, the Existing Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan
Documents as in effect prior to the Amendment No. 1 Effective Date.

(d) Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(e)    This Amendment is a Loan Document.

Section 8.    Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Guarantee and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents (including, without limitation, pursuant to the Mortgages, if any to which it is party).

Section 9.    Execution in Counterparts

This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.

Section 10.    Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 11.    Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

Section 12.    Notices

All communications and notices hereunder shall be given as provided in the
Credit Agreement.

Section 13.    Severability

If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14.    Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 15.    Jurisdiction; Waiver of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

UNITED NATURAL FOODS, INC., as Lead
Borrower and a Guarantor

By:	/s/ John W. Howard
Name: John W. Howard
Title: Chief Financial Officer

SUPERVALU INC., as Co-Borrower and a
Guarantor

By:	/s/ Devon Hart
Name: Devon J. Hart
Title: Vice President

THE GUARANTORS SET FORTH ON
ANNEX I TO THIS SIGNATURE PAGE

By:	/s/ Devon Hart
Name: Devon J. Hart
Title: Vice President

[Signature Page to Amendment No. 1]

ANNEX I

Name of Guarantor

Advantage Logistics - Southeast, Inc.
Albert’s Organics, Inc.
Arden Hills 2003 LLC
Associated Grocers of Florida, Inc. Billings Distribution Company, LLC Bismarck Distribution Company, LLC Blue Marble Brands, LLC
Cambridge 2006 L.L.C. Centralia Holdings, LLC
Champaign Distribution Company, LLC Champlin 2005 L.L.C.
Cub Stores, LLC
Cub Stores Holdings, LLC DS & DJ Realty, LLC
Eastern Region Management, LLC Fargo Distribution Company, LLC FF Acquisition, L.L.C.
Foodarama LLC
GROCERS CAPITAL COMPANY Hazelwood Distribution Company, Inc. Hazelwood Distribution Holdings, Inc. Hopkins Distribution Company, LLC Hornbacher’s, Inc.
Inver Grove Heights 2001 L.L.C. Maplewood East 1996 L.L.C. Natural Retail Group, Inc.
NOR – CAL PRODUCE, INC. Oglesby Distribution Company, LLC SFW Holding Corp.
Shop ‘N Save East, LLC Shop ‘N Save St. Louis, Inc.
Shop ‘N Save Warehouse Foods, Inc.
Shoppers Food Warehouse Corp.
Stevens Point Distribution Company, LLC Super Rite Foods, Inc.
SUPERVALU Holdings, Inc. SUPERVALU Holdings - PA LLC SUPERVALU Licensing, LLC SUPERVALU Penn, LLC SUPERVALU Pharmacies, Inc. SUPERVALU Transportation, Inc. SUPERVALU TTSJ, LLC
SUPERVALU Wholesale Holdings, Inc.

SUPERVALU Wholesale Operations, Inc. SUPERVALU Wholesale, Inc.
Tony’s Fine Foods
Unified Grocers, Inc.
UNITED NATURAL FOODS WEST, INC. United Natural Trading, LLC
UNFI Canada, Inc.
W. Newell & Co., LLC

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as initial New Lender
and Agent

By:	/s/ William O’ Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as
Existing Agent

By:	/s/ Gregory Scaduto
Name: Gregory Scaduto
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

Exhibit A

CONSENT

This CONSENT (this “Consent”) to Amendment No. 1 to Term Loan Agreement, dated as of the date hereof (the “Amendment”), entered into among United Natural Foods, Inc., as Lead Borrower, SUPERVALU INC., as Co-Borrower, Credit Suisse AG, Cayman Islands Branch, as the Initial New Lender, Credit Suisse AG, Cayman Islands Branch, as the Agent, and Goldman Sachs Bank USA, as Existing Agent, which amends the Term Loan Agreement, dated as of October 22, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”), among the Lead Borrower, the Co-Borrower, the Lenders from time to time party thereto and the Existing Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or the Amendment, as applicable.

Date of Credit Agreement: October 22, 2018

Fill in existing position (if any): $

Check the first or second box below

Consent:
☐ The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and     consents to the Amendment with respect to all Term Loans held by such Lender.

Decline:
☐ The undersigned Lender declines to participate and elects to have all of the outstanding principal amount of the Term Loans held by such Lender be assigned on the Amendment No. 1 Effective Date to a New Lender
and is hereby deemed to execute the Assignment and Assumption.

Name of Lender: _______________________________________________________
by
______________________________
Name:
Title:

For any Institution requiring a second signature line:
by
______________________________
Name:
Title:

Exhibit B

ADDITIONAL AMENDMENTS

In addition to the other amendments set forth in Section 1 of the Amendment, the
Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to:             (a)    add the following definitions to Section 1.01 in alphabetical order:
““Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK
Financial Institution.

“Amendment No. 1 Effective Date” means February 11, 2021.

“LIBOR Screen Rate” means the LIBOR quote on the applicable Bloomberg screen page
(or such other commercially available source providing such quotations).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK
Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.”

(b)    delete the definitions of “Bail-In Action,” “Bail-In Legislation,” and Write-Down
Conversion Powers” in Section 1.01 and replace them with the following:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(c)    delete the definitions of “LIBOR Successor Rate,” “LIBOR Successor
Rate Conforming Changes,” and “Scheduled Unavailability Date” in Section 1.01;

(d)    delete Section 1.10 in its entirety and replace it with:

“1.10. Interest Rates; LIBOR Notification. The interest rate on Eurocurrency Rate Loans is determined by reference to the LIBOR Screen Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022 or at some point thereafter, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Rate Loans for one or more currencies available for borrowing hereunder. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, Section 2.19 provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Lead Borrower, pursuant to Section 2.19, of any change to the reference rate upon which the interest rate on Eurocurrency Rate Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Eurocurrency Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.19, whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.19, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, will be similar to, or produce the same value or economic equivalence of, the Eurocurrency Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”

(e)    add the following as a new Section 1.11:

“1.11. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(f)    add the following as a new Section 2.19:

“2.19. Alternate Rate of Interest.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Contract shall be deemed not to be a “Loan Document” for purposes of this Section 2.19), if a Benchmark Transition Event or an Early Opt- in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each Class.

(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Lead Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.19, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.19.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Lead Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Lead Borrower may revoke any request for a Eurocurrency Rate Borrowing of, conversion to or continuation of Eurocurrency Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Lead Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

(e)    Certain Defined Terms. As used in this Section 2.19:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (d) of this Section 2.19.

“Benchmark” means, initially, LIBOR; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of this Section 2.19.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)    the sum of: (a) Term SOFR and (b) the related Benchmark Replacement
Adjustment;

(2)    the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement
Adjustment;

(3)    the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Lead Borrower as the replacement for the then- current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar- denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)    for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a)    the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b)    the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2)    for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Lead Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or

(3)    in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 2.19 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 2.19.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is LIBOR, the occurrence of the joint election by the Administrative Agent and the Lead Borrower to trigger a fallback from LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBOR.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“ SOFR Admini str ator’s Websi te ” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement”    means    the    applicable    Benchmark
Replacement excluding the related Benchmark Replacement Adjustment.”

(g)    delete Section 10.10 in its entirety and replace it with the following:

“10.10 Counterparts. This Agreement and each other Loan Document may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement and each other Loan Document may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement and each other Loan Document.”

(h)    delete Section 10.25 in its entirety and replace it with the following:

“10.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

i.    a reduction in full or in part or cancellation of any such liability;

ii. a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

iii. the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.”

(i)    add the following as a new Section 10.27:

“10.27 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support,” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b) As used in this Section 10.27, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §
382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(j)    delete Schedule 5.10 in its entirety and replace it with the following:

“SCHEDULE 5.10

COMPLIANCE WITH ERISA

1. One or more Obligors maintained, established, contributed to or been obligated to contribute to the following Multiemployer Plans:

•United Wire, Metal and Machine Pension Fund (the Woodstock Farms location)
•New England Teamsters and Trucking Industry Pension Fund (the Leicester, MA
location)
•Western Conference of Teamsters Pension Trust
•Bakery and Confectionery Union and Industry International Health Benefits Fund
•District 77 IAM&AW Welfare Association
•Indiana Teamsters Safety Training Educational Trust Fund
•IUOE & Pipeline Employers Health & Welfare Fund
•Machinists Health & Welfare Trust
•Minnesota Teamsters Health & Welfare Plan
•Teamsters Joint Council 32 – Employers H&W Fund
•Minnesota Teamsters HRA Plan
•Montana Teamsters/Contractors-Employers Trust
•Montana Teamsters/Contractors-Employers Trust (Retirees)
•Montana Teamsters/Contractors-Employers Trust (HRA)Minneapolis Retail Meat Cutters & Food Handlers Health & Welfare Fund
•Automotive, Petroleum & Allied Industries Employees Health & Welfare Trust
•Central Pennsylvania Teamsters Health & Welfare Fund
•Central States Southeast & Southwest Areas Health & Welfare Fund
•Washington Teamsters Welfare Trust
•Washington Bakers Trust
•Northwest IAM Benefit Trust
•Northern Minnesota - Wisconsin Area Retail Food Health and Welfare Fund
•Oregon Teamster Employers Trust
•Sound Health &Wellness Trust
•Southern States Savings Plan
•St. Louis Labor Healthcare Network
•Teamsters & Employers Welfare Trust of Illinois
•Teamsters 206 Employers Trust
•Teamsters Local 610 Prescripticare Trust Fund
•Teamsters and Food Employers Security Trust Fund
•Twin Cities Bakery Workers Health & Welfare Fund
•UFCW Local 88 & Employers Health & Welfare Fund
•UFCW Local 1189 & St. Paul Food Employers Health and Welfare Plans (formerly
Local 789)
•UFCW Union Local 655 Welfare Fund
•UFCW Unions & Employers Midwest Health Benefits Fund
•UFCW Unions & Participating Employers Health and Welfare Fund
•UFCW Unions & Participating Employers Legal Fund
•Teamsters Medicare Trust for Retired Employees
•District 9 IAM&AW Welfare Trust

•Locals 302 & 612 IUOE Construction Industry Health and Security Fund
•Automotive Machinists Pension Trust
•Bakery and Confectionery Union and Industry International Pension Fund
•Central Pension Fund of the IUOE and Participating Employers
•Central States, SE & SW Areas Pension Fund
•Employer-Teamsters Local Nos. 175 & 505 Pension Trust Fund
•Employers and Local 534 Grocery Employees Pension Fund
•Employers and Local 534 Meat Employees Pension Fund
•Food Employers Labor Relations Association (FELRA) and UFCW Pension Fund
•International Association of Machinists National Pension Fund
•Minneapolis Food Distributing Industry Pension Plan
•Minneapolis Retail Meat Cutters and Food Handlers Pension Fund
•Minnesota Bakers Union Pension Plan
•Minnesota Teamsters 401(k) Plan
•Northern Minnesota / Wisconsin Area Retail Clerks Pension Fund
•Sound Retirement Trust
•UFCW 1189 & St. Paul Food Employers Defined Contribution Plan
•UFCW Consolidated Pension Plan
•UFCW International Union-Industry Pension Fund
•UFCW Union Local 655 Food Employers Joint Pension Plan and Trust
•UFCW Unions and Employers Midwest Pension Fund
•UFCW Unions and Employers Pension Fund
•UFCW Unions and Participating Employers Pension Fund
•Stationary Engineers Training Local 286 Journeymen Upgrading, Apprenticeship
Training, and Training Trust
•Western Alliance Trust Fund
•United Wire, Metal & Machine Health & Welfare Fund
•VEBA Trust
•Master Investment Trust

2. One or more Obligors may withdraw from the New England Teamsters and Trucking Industry Pension Fund (the Leicester, MA location) in the next year. The amount of any potential withdrawal liability cannot be determined at this time.

3. Supervalu has withdrawn from certain Multiemployer Plans which could result in Supervalu incurring withdrawal liability under Title IV of ERISA in the future. Supervalu’s estimate of such potential liability is set forth in Supervalu’s Annual Report on Form 10-K, as filed with the SEC on April 24, 2018.

4. The SUPERVALU Retirement Plan and Unified Grocers, Inc. Cash Balance Pension
Plan have Unfunded Pension Liabilities.

5. On April 24, 2018, Supervalu announced that it is pursuing the sale of the corporately owned and operated retail operations of its Shop ‘n Save retail banner based in the Saint Louis, Missouri region (including the operations of the distribution center dedicated to supplying such retail operations) and that those operations are now reported in Supervalu’s financial statements as assets held for sale within discontinued operations.

The sale or closure of certain of these operations could result in triggering withdrawal liability under ERISA.

6. If the Pension Benefit Guaranty Corporation (“PBGC”) determines that the consummation of the transactions contemplated the Supervalu Acquisition would increase the risk to Supervalu’s defined benefit pension plans of plan failure, then the
PBGC may seek to negotiate additional financial protections for plan participants and the federal pension insurance program, including the contribution by Supervalu of additional funds to such pension plans and/or the taking of other actions intended to mitigate such potential risks.”

(k)    delete Schedule 5.19 in its entirety and replace it with the following:

SCHEDULE 5.19

“LABOR RELATIONS

1. Agreement by and between United Natural Foods, Inc. (Auburn, WA – Drivers and
Warehouse) and Teamsters Local Union No. 117, effective March 1, 2017 – February
28, 2021.
2. Agreement between UNFI (Iowa City, IA – Warehouse) and Chauffeurs, Teamsters & Helpers Local Union No 238, effective July 2, 2017 – July 1, 2021.
3. Agreement between United Natural Foods, Inc. (Dayville, CT – Drivers) and Teamsters
Local Union No. 493, effective August 1, 2019 – August 1, 2026.
4. Agreement between United Natural Foods, Inc. (Dayville, CT – Transportation Office)
and Teamsters Local Union No. 495, effective February 26, 2019 – March 5, 2022.
5. Local 810, I.B.T. agreement with United Natural Trading LLC, dba Woodstock Farms
Manufacturing (Edison, NJ), effective July 1, 2017 – June 30, 20201.
6. Agreement between Nor-Cal Produce, Inc. (Sacramento, CA – Drivers and Warehouse) and Chauffeurs, Teamsters and Helpers Local Union No. 150, effective June 1, 2014 – May 31, 20202.
7. Collective Bargaining Agreement between United Natural Foods, Inc. (Moreno Valley, CA – Transportation Office Staff) and Teamsters Local 63, effective March 21, 2019 – March 20, 2024.
8. Collective Bargaining Agreement between United Natural Foods, Inc. (Moreno Valley, CA – Drivers) and I.B.T. Local No. 63, effective March 21, 2019 - March 20, 2024.
9. [Agreement between United Natural Foods, Inc., dba Albert’s Organics (Vernon, CA –
Warehouse), and Teamsters Local No. 166 – negotiations ongoing.]
10. Collective Bargaining Agreement Between Teamsters Local 445 and United Natural
Foods, Inc. (Hudson Valley, NY – Drivers), effective August 1, 2017 – July 31, 2020.
11. Collective Agreement Between Teamsters Local Union No. 419 and UNFI Canada, Inc. (Concord, Ontario – Drivers and Warehouse), effective March 1, 2017 – February 28,
2022.
12. Agreement between Teamsters Local No. 853 and United Natural Foods, Inc. (Gilroy, CA – Drivers), effective January 26, 2019 – January 22, 2022.
1 Negotiations ongoing; agreement has been extended to February 15, 2021.

2 Negotiations ongoing; agreement has been extended.

13. Agreement between SuperValu, Inc. Tacoma – Inventory Control and International
Brotherhood of Teamsters, Local Union No. 117, effective July 15, 2018 – July 17, 2021.
14. Agreement between SuperValu, Inc. Tacoma - Warehouse and International
Brotherhoods of Teamsters, Local Union No. 117, effective July 15, 2018 – July 17,
2021.
15. Agreement between Cub Foods, Duluth and United Food and Commercial Workers
Union, Local No. 1189, effective November 1, 2017 – October 31, 20203.
16. Agreement between United Food and Commercial Workers Union, Local No. 1189 and
Cub Gold, effective April 3, 2016 – April 6, 20194.
17. Agreement between United Food and Commercial Workers Union, Local No. 1189 and
Cub Foods, St. Paul, effective April 3, 2016 – April 6, 20195.
18. Agreement between SuperValu, Inc. Fargo Division (Drivers, Warehouse and Office) and
International Brotherhood of Teamsters, Local No. 120, effective June 2, 2019 – June 1,
2024.
19. Agreement between SuperValu, Inc. Minneapolis (Hopkins) – Drivers and Warehouse
and International Brotherhood of Teamsters, Local No. 120, effective June 1, 2018 – May
31, 2022.
20. Agreement between SuperValu Stores, Inc. (d/b/a Cub Foods), Grocery – Freeport Store and UFCW Local 1546, effective August 27, 2017 – June 27, 20206.
21. Agreement between SuperValu Stores, Inc. (d/b/a Cub Foods), Meat – Freeport Store and
UFCW Local 1546, effective August 27, 2017 – June 27, 20207.
22. Agreement between SuperValu, Inc. – Billings Distribution Center and Teamsters Local Union No. 190, and between SuperValu, Inc. – Great Falls, Montana Drivers and Teamsters Local Union No. 2, effective April 22, 2018 – April 22, 2023.
23. Agreement between Bakery, Confectionery, Tobacco Workers and Grain Millers Union, Twin Cities Local 22, AFL-CIO and Cub Foods, effective September 9, 2018 – September 5, 2021.
24. Agreement between Shoppers Food and Pharmacy and United Food and Commercial
Workers Union, Local 27, effective July 9, 2017 – July 11, 20208.
25. Collective Bargaining Agreement between SuperValu, Inc. New Stanton and International Brotherhood of Teamsters, Local Union No. 30, effective June 5, 2016 – June 1, 2019 (Driver Agreement).
26. Collective Bargaining Agreement between SuperValu, Inc. New Stanton and International Brotherhood of Teamsters, Local Union No. 30, effective June 5, 2016 – June 1, 2019 (Building and Equipment Maintenance Employees).
27. Collective Bargaining Agreement between SuperValu, Inc. New Stanton and International Brotherhood of Teamsters, Local Union No. 30, effective June 2, 2019 – June 1, 2024 (Warehouse Agreement).
28. Agreement between SuperValu, Inc. and International Brotherhood of Teamsters, Local
No. 313, (Tacoma - Drivers) effective July 15, 2018 – July 17, 2021.
29. Labor Agreement between SuperValu, Inc. and Bakery, Confectionery, Tobacco Workers and Grain Millers International Union Local 358, (Mechanicsville - Warehouse) effective February 1, 2018 – January 23, 20219.
3 Negotiations ongoing; agreement has been extended.
4 Negotiations ongoing; agreement has been extended.
5 Negotiations ongoing; agreement has been extended.
6 Negotiations ongoing; agreement has been extended.
7 Negotiations ongoing; agreement has been extended.
8 Negotiations ongoing; agreement has been extended.

30. Agreement between Shoppers Food and Pharmacy and United Food & Commercial
Workers Union, Local 400, effective July 9, 2017 – July 11, 202010.
31. Agreement between SuperValu, Inc., Fort Wayne Distribution Center and International
Brotherhood of Teamsters, Local Union No. 414, effective August 2, 2020 – August 1,
2024.
32. Agreement between Unified Grocers, Inc. Stockton (Automotive Workers) and
Teamsters Local 439, effective September 20, 2020 – September 20, 2026.
33. Agreement between Unified Grocers, Inc. Stockton (Wholesale Delivery Drivers) and
Teamsters Local 439, effective September 20, 2020 – September 20, 2026.
34. Agreement between Unified Grocers, Inc. Stockton (Dry Warehouse) and Teamsters
Local Union No. 439, effective September 20, 2020 – September 20, 2026.
35. Agreement between Unified Grocers, Inc. Stockton (Frozen Foods Warehouse) and
Teamsters Local Union No. 439, effective September 20, 2020 – September 20, 2026.
36. Agreement between Unified Grocers, Inc. Stockton (Truck Mechanics) and Teamsters
Local 439, effective September 20, 2020 – September 20, 2026.
37. Agreement between Advantage Logistics Colorado South (Warehouse) and International
Brotherhood of Teamsters, Local Union No. 455, effective April 24, 2016 – April 24,
2021.
38. Agreement between Unified Grocers, Inc. (Commerce and Santa Fe Springs, Automotive
Workers) and International Brotherhood of Teamsters, Local 495, effective September
20, 2020 – September 20, 2026.
39. Agreement between SuperValu Eastern Region, Mechanicsville, Virginia (Drivers) and International Brotherhood of Teamsters, Local Union No. 592, effective May 7, 2017 – May 7, 2022.
40. Agreement between SuperValu Stores, Inc. (Anniston) and International Brotherhood of
Teamsters, Local 612, effective March 24, 2017 – March 26, 2022.
41. Agreement between Unified Grocers, Inc. (Stockton and Santa Fe Springs - Frozen Food)
and Teamsters Local Union No. 630, effective September 20, 2020 – September 20,
2026.
42. Agreement between SuperValu, Inc., Bismarck Distribution Center, Bismarck; North Dakota (Warehouse, Office & Drivers) and International Brotherhood of Teamsters, Local 638, effective September 15, 2019 – September 15, 2024.
43. Agreement between Cub Foods (Minneapolis, Monticello – Clerks and Meat) and United
Food and Commercial Workers Union, District Local 653 now 663, effective March 4,
2018 – March 4, 2023.
44. Agreement between SuperValu, Inc. (Green Bay – Drivers & Warehouse) and International Brotherhood of Teamsters - Drivers, Warehouse & Dairy Employees, Local No. 662, effective June 1, 2016 – May 31, 2019.
45. Wholesale Grocery Agreement between SuperValu, Inc. (Tacoma – Ellensburg Drivers)
and International Brotherhood of Teamsters, Local Union No. 760, effective July 15,
2018 – July 17, 2021.
46. Collective Agreement between Unified Grocers, Inc. (Commerce Dispatching and Routing Clerks) and International Brotherhood of Teamsters, Local Union 848, effective September 20, 2020 – September 20, 2026.
9 Negotiations ongoing; agreement has been extended to April 30, 2021.
10 Negotiations ongoing; agreement has been extended.

47. Agreement between Unified Grocers, Inc. (Commerce and Stockton - Wholesale Delivery Drivers) and International Brotherhood of Teamsters, Local Union 848, effective September 20, 2020 – September 20, 2026.
48. Agreement between Unified Grocers, Inc. (Commerce and Santa Fe Springs - Truck Mechanics) and International Brotherhood of Teamsters, Local Union No. 848, effective September 20, 2020 – September 20, 2026.
49. Warehouse Agreement Between Unified Grocers, Inc. (Commerce and Santa Fe Springs
– Dry Whs.) and Teamsters Local Union No. 630, effective September 20, 2020 –
September 20, 2026.
50. Agreement between International Brotherhood of Teamsters and Unified Grocers, Inc. (Portland – Warehouse Supplement), effective April 21, 2019 – April 18, 2021.
51. Master Agreement between Unified Grocers, Inc. (Portland) and International Brotherhood of Teamsters, Local Unions No. 162, 206, 305, effective April 21, 2019 – April 23, 2022.
52. Agreement between International Brotherhood of Teamsters and Unified Grocers, Inc. (Portland – Drivers and Mechanics Supplement), effective April 21, 2019 – April 23,
2022.
53. Agreement by and between SUPERVALU, Inc. (Green Bay – Mechanics) and Lodge
1855, International Association of Machinists and Aerospace Workers, effective April 1,
2020 – April 3, 2027.
54. Wage and Working Agreement, by and between SuperValu, Inc. Minneapolis Distribution Center (Mechanics) and District Lodge No. 77 of the International Association of Machinists and Aerospace Workers, AFL-CIO, effective November 1,
2020 – July 31, 2026.”